UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

Tempus AI, Inc.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

PRELIMINARY INFORMATION STATEMENT - SUBJECT TO COMPLETION

TEMPUS AI, INC.

600 West Chicago Avenue, Suite 510

Chicago, Illinois 60654

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF THE STOCKHOLDERS

Dear Stockholders:

This Information Statement (the “Information Statement”) is being furnished to the stockholders of the outstanding capital stock of Tempus AI, Inc., a Nevada corporation (the “Company”), as of the close of business on August 8, 2025 (the “Record Date”) for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.

We are sending you this Information Statement to notify you that on August 8, 2025, stockholders holding a majority of the voting power of our outstanding capital stock (the “Majority Holder”), pursuant to and in accordance with Nevada Revised Statutes (“NRS”) 78.320, 78.385, 78.390 and 78.403, approved the Amended and Restated Articles of Incorporation of the Company (the “Amended Articles”), to among other things, waive jury trials for internal actions in conformity with recent amendments to Nevada law, opt the Company out of certain statutory requirements regarding dividends and other distributions pursuant to NRS 78.288(2)(b) and opt out of the provisions of Nevada’s “combinations with interested stockholders” statutes (NRS 78.411 to 78.444).

Please note that the votes already received from the Majority Holder are sufficient to satisfy the stockholder vote requirement for this action under Nevada law and our current articles of incorporation and bylaws, and consequently no additional stockholder votes will be needed to approve the actions.

This is not a notice of a special meeting of stockholders and no stockholder meeting will be held to consider any matter which is described herein. We are not asking you for a proxy and you are requested not to send us a proxy.

This Information Statement is first being mailed to you on or about  , 2025. The actions taken by written consent of the Majority Holder will not become effective until the date that is 20 calendar days after this Information Statement is first mailed or otherwise delivered to holders of our capital stock as of the Record Date. You are urged to read the Information Statement in its entirety for a description of the actions taken by the Majority Holder.

By Order of the Board of Directors

Eric Lefkofsky
Chief Executive Officer, Founder and Chairman

Chicago, Illinois , 2025

TEMPUS AI, INC.

600 West Chicago Avenue, Suite 510

Chicago, Illinois 60654

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF

THE SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

This Information Statement is being sent by mail to all record and beneficial owners at the close of business on the Record Date of the Class A common stock, $0.0001 par value per share (the “Class A Common Stock”) and Class B common stock, $0.0001 par value per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), of Tempus AI, Inc., a Nevada corporation, which we refer to herein as “the Company,” “we,” “our” or “us.” The mailing date of this Information Statement is on or about , 2025. The Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished, pursuant to Regulation 14C of the Exchange Act, to notify our stockholders of actions being taking pursuant to a written consent executed by stockholders holding a majority of the voting power of our outstanding capital stock, in lieu of a meeting of stockholders.

On the Record Date, there were 168,683,769 shares of Class A Common Stock issued and outstanding and 5,043,789 shares of Class B Common Stock issued and outstanding. Our Class A Common Stock entitles holders thereof to one vote per share and our Class B Common Stock entitles holders thereof to 30 votes per share, voting together as a single class.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Our Board of Directors (the “Board”) unanimously approved the Amended Articles on August 7, 2025, subject to the Company obtaining the required stockholder approval thereof. On August 8, 2025, the Majority Holder, beneficially owning 39,142,245 shares of our issued and outstanding Class A Common Stock and 5,043,789 shares of our issued and outstanding Class B Common Stock, by written consent in lieu of a meeting (the “Written Consent”) approved the Amended Articles. As of the Record Date, the Majority Holder held approximately 59.5% of the voting power of our outstanding capital stock. No other corporate actions to be taken by stockholder written consent were considered. Because the action was approved by the written consent of the Majority Holder beneficially owning a majority of the voting power of our outstanding voting capital stock, no proxies are being solicited with this Information Statement. We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action being taken. In addition, the action to be taken by majority written consent in lieu of a special stockholder meeting does not create any appraisal or dissenter’s rights under the NRS. The consent we received from the Majority Holder constitutes the only stockholder approval required under the NRS, applicable Nasdaq listing rules and our current articles of incorporation (the “Current Articles”) and bylaws.

Our Board determined to pursue stockholder action by majority written consent in an effort to reduce the costs and management time required to hold a meeting of stockholders and to implement the above action in a timely manner. Under Section 14(c) of the Exchange Act, actions taken by written consent without a meeting of stockholders cannot become effective until at least 20 calendar days after the mailing date of this Information Statement. We are not seeking written consent from any stockholders other than the consent of the Majority Holder already received, and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the actions taken by written consent and giving stockholders advance notice of the actions taken.

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OUTSTANDING VOTING SECURITIES AND CONSENTING STOCKHOLDERS

On August 8, 2025, the Majority Holder beneficially owning 39,142,245 shares of Class A Common Stock and 5,043,789 shares of Class B Common Stock (representing approximately 59.5% of the total voting power of our outstanding capital stock) executed and delivered to the Board the Written Consent approving the Amended Articles. The Written Consent is sufficient under the NRS and our Current Articles and our bylaws to approve and adopt the action described in this Information Statement. Consequently, no further stockholder action is required.

As of the date of the Written Consent, we had issued and outstanding approximately 168,683,769 shares of Class A Common Stock and 5,043,789 shares of Class B Common Stock. Our Class A Common Stock entitles holders thereof to one vote per share and our Class B Common Stock entitles holders thereof to 30 votes per share, voting together as a single class.

Pursuant to NRS 78.320 , unless otherwise provided in the Current Articles or our bylaws, any corporate action required to be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Our Board and stockholders holding a majority of the voting power of our outstanding capital stock have approved the Amended Articles. Following 20 calendar days after the furnishing of this Information Statement to stockholders, the Company will be able to, and will, file the Amended Articles with the Nevada Secretary of State . Our Board reserves the right to abandon or delay the filing of the Amended Articles despite receipt of stockholder approval.

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APPROVAL OF THE AMENDMENT

Amendment

In light of recent amendments to the NRS, the Board unanimously approved, and the Majority Holder approved, the Amended Articles, pursuant to NRS 78.320, 78.385, 78.390 and 78.403, to among other things, waive jury trials for internal actions in conformity with such recent NRS amendments, opt the Company out of certain statutory requirements regarding dividends and other distributions pursuant to NRS 78.288(2)(b) and opt out of the provisions of Nevada’s “combinations with interested stockholders” statutes (NRS 78.411 to 78.444).

Reasons and Background for the Amendment

Following recent amendments to the NRS pursuant to Assembly Bill No. 239 enacted by the Nevada Legislature, which became effective May 30, 2025, the Board has determined that it is advisable and in the best interests of the Company and its stockholders to, among other things, amend the Current Articles to provide for a waiver of the right to trial by jury for all “internal actions” (as defined in NRS 78.046).

The Amended Articles provide that to the fullest extent not inconsistent with any applicable U.S. federal laws, any and all “internal actions” (as defined in NRS 78.046) must be tried in a court of competent jurisdiction before the presiding judge as a trier of fact and not before a jury. As provided in the recent NRS amendments, this provision of the Amended Articles will operate as a waiver of the right to trial by jury by each party to any such internal action.

In connection with consideration of the Amended Articles with respect to the above, the Company considered additional matters in evaluating the need for, and the specific provisions of, the Amended Articles.

NRS 78.191 defines a “distribution” as a direct or indirect transfer of money or other property (which would include cash dividends), other than the corporation’s own shares or the incurrence by the corporation of indebtedness, to or for the benefit of all holders of shares of any one or more classes or series of the capital stock of the corporation, with respect to such shares. NRS 78.288 prohibits a distribution, if, after giving effect to such distribution, (a) the corporation would not be able to pay its debts as they become due in the usual course of business, or (b) unless otherwise provided for in the corporation’s articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. The Current Articles do not provide for flexibility for the Company on these distribution restrictions despite such flexibility being permitted under Nevada law. The Amended Articles will provide for such flexibility by opting out of the limitation imposed by NRS 78.288(2)(b).

Nevada’s “combinations with interested stockholders” statutes (NRS 78.411 to 78.444, inclusive), impose a moratorium of up to four years, depending on the circumstances, on certain business combinations with interested stockholders. An interested stockholder is generally defined as a beneficial owner of 10% or more of the voting power. The initial two-year moratorium can be avoided by advance approval of the combination, or the transaction by which such person first becomes an interested stockholder, by a corporation’s board of directors. Absent such advance approval, however, during the first two years after a person becomes an interested stockholder, a combination with the interested stockholder must be approved by a corporation’s board of directors and 60% of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates, at a meeting of the stockholders. After the initial two-year period, up to four years from the date the person first became an interested stockholder, a combination remains prohibited unless: (i) the combination or the transaction by which the person became an interested stockholder is approved by the board of directors before the person became an interested stockholder; (ii) the combination is approved by a majority of the outstanding voting power not beneficially owned by the interested stockholder and its affiliates and associates; or (iii) the consideration to be received by the disinterested stockholders satisfies certain requirements. The combinations statutes in Nevada apply only to “resident domestic corporations,” defined in NRS 78.427(1) as a Nevada corporation with 200 or more stockholders of record (as defined in NRS

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78.010(1)(k)). Nevada corporations are entitled to opt out of the “combinations with interested stockholders” statutes, but the Company did not include such an opt out under the Current Charter. However, the Company will opt out of the restrictions of these statutes in the Amended Articles before the Company has become a resident domestic corporation, in accordance with NRS 78.434(5).

In connection with consideration of the Amended Articles, management of the Company and the Board consulted the Company’s independent legal advisors, including the Company’s Nevada counsel.

A copy of the full text of the Amended Articles is included as Appendix A-1 to this Information Statement. A copy of the Amended Articles showing the changes from the Current Articles, with deleted text shown in strikethrough and added text shown as double-underlined, is included as Appendix A-2 to this Proxy Statement.

No Dissenter’s or Appraisal Rights

No dissenter’s or appraisal rights under the NRS are afforded to our stockholders as a result of the approval of the Amended Articles. The consent we received from the Majority Holder constitutes the only stockholder approval required under the NRS, applicable Nasdaq listing rules and our Current Articles and bylaws.

Vote Required

The vote required to approve the Amended Articles was the affirmative vote of the holders of a majority of the voting power of our outstanding shares of capital stock. Our Class A Common Stock entitles holders thereof to one vote per share and our Class B Common Stock entitles holders thereof to 30 votes per share, voting together as a single class.

On the Record Date, there were 168,683,769 shares of Class A Common Stock outstanding and entitled to vote and 5,043,789 shares of Class B Common Stock outstanding and entitled to vote.

Vote Obtained

NRS 78.320 and our bylaws collectively provide that any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without notice and without a vote, via written consent of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

As of the date of the Written Consent, the Majority Holder held approximately 59.5% of the voting power of our outstanding voting capital stock.

No Stockholder Notice Required Under the NRS

Pursuant to NRS 78.320(3), in no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person who has been a director or officer of the Company at any time since the beginning of the last fiscal year, nominee for election as a director of the Company, nor associates of the foregoing persons have any substantial interest, direct or indirect, in the proposed Amended Articles which differs from that of other stockholders of the Company.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our capital stock as of August 8, 2025 by:

•	each named executive officers;

•	each of our directors;

•	our directors and executive officers as a group; and

•	each other person or entity known by us to own beneficially more than 5% of our Class A common stock and Class B common stock (by number or by voting power).

We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to applicable community property laws.

The percentage ownership of Class A common stock and Class B common stock is based on 168,683,769 shares of Class A common stock and 5,043,789 shares of Class B common stock, respectively, outstanding as of August 8, 2025. In computing the number of shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares subject to RSUs held by the person that would vest within 60 days of August 8, 2025. However, except as described above, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o Tempus AI, Inc., 600 West Chicago Avenue, Suite 510 Chicago, Illinois 60654.

Name of Beneficial Owner(1)	Class A Common Stock		Class B Common Stock		Combined Voting Power (%)†
	Number	%	Number	%
5% Stockholders:
Eric Lefkofsky(1)	39,217,245	23.2	5,043,789	100.0	59.5
Red Sky Ventures LLC(2)	9,495,858	5.6	—	—	3.0
BK TL21 LLC(3)	12,848,971	7.6	—	—	4.0
Entities affiliated with Baillie Gifford & Co.(4)	12,261,011	7.3	—	—	3.8
Other Directors and Named Executive Officers:
Ryan Fukushima(5)	964,783	*	—	—	*
Andrew Polovin(6)	35,333	*	—	—	*
Peter J. Barris(7)	103,378	*	—	—	*
Eric D. Belcher(8)	17,411	*	—	—	*
Jennifer A. Doudna, Ph.D.(9)	12,546	*	—	—	*
David R. Epstein(10)	6,158	*	—	—	*
Wayne A.I. Frederick, M.D.(11)	16,378	*	—	—	*
Scott Gottlieb, M.D.(12)	8,953	*	—	—	*
Theodore J. Leonsis(13)	175,183	*	—	—	*
Nadja West, M.D.(14)	18,685	*	—	—	*
All current directors and executive officers as a group (13 persons)(15)	40,642,333	24.1	5,043,789	100.0	60.0

*	Represents beneficial ownership of less than 1%.
†

Percentage of total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class. The holders of our Class B common stock are entitled to 30 votes per share, and holders of our Class A common stock are entitled to one vote per share. See the section titled

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“Description of Securities—Class A Common Stock and Class B Common Stock” included in Exhibit 4.3 (Description of Registrant’s Securities) to our Quarterly Report on Form 10-Q for the period ended June 30, 2025, for additional information about the voting rights of our Class A and Class B common stock.
(1)

Consists of (a) 1,400,000 shares of Class A common stock held by Mr. Lefkofsky, (b) 75,000 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of August 8, 2025 held by Mr. Lefkofsky, (c) 206 shares of Class A common stock held by Black Media, LLC (“Black Media”), (d) 18,135,469 shares of Class A common stock held by Blue Media, LLC (“Blue Media”), (e) 9,274,033 shares of Class A common stock held by Gray Media, LLC (“Gray Media”), (f) 332,131 shares of Class A common stock held by Lefkofsky Family Foundation DTD 9/5/06 Eric Lefkofsky TTEE (the “Foundation”), (g) 406 shares of Class A common stock held by 346 Long LLC, (h) 10,000,000 shares of Class A common stock held by Lefkofsky Family 2025 GRAT, (i) 178,485 shares of Class B common stock held by Black Media and (j) 4,865,304 shares of Class B common stock held by Blue Media. Mr. Lefkofsky is a member of, and controls a limited liability company that is a member of, 346 Long LLC, and is the sole manager of each of Black Media, Blue Media and Gray Media. Mr. Lefkofsky and his wife, Elizabeth Lefkofsky, serve as trustees of the Foundation. Mrs. Lefkofsky is the trustee of the Lefkofsky Family 2025 GRAT. Mr. Lefkofsky holds shared voting and dispositive power of the securities reported herein.

(2)

This information is based on the information reported on the Schedule 13G/A filed by Red Sky Ventures LLC (“Red Sky”), on May 1, 2025. Kimberly Keywell is the sole member and manager of, and may be deemed to have shared voting, investment and dispositive power with respect to the shares held by, Red Sky. The address for each of Red Sky and Ms. Keywell is 1001 Green Bay Road, Suite 146, Winnetka, Illinois 60093.

(3)

This information is based on the information reported on the Schedule 13G/A filed by BK TL21 LLC on May 15, 2025. Bradley A. Keywell is the sole member and manager of, and may be deemed to have voting, investment and dispositive control over the shares held by, BK TL21 LLC. The address for each of BK TL21 LLC and Mr. Keywell is 4603 Franklin Pike, Nashville, Tennessee 37220.

(4)

This information is based on the information reported on the Schedule 13G filed by Baillie Gifford & Co. on March 31, 2025 (the “Baillie Gifford 13G”). Securities reported therein as being beneficially owned by Baillie Gifford & Co. are held by Baillie Gifford & Co. and/or one or more of its investment adviser subsidiaries, which may include Baillie Gifford Overseas Limited, on behalf of investment advisory clients, which may include investment companies registered under the Investment Company Act, employee benefit plans, pension funds or other institutional clients. The address for Baillie Gifford & Co. is Calton Square, 1 Greenside Row, Edinburgh, Scotland, United Kingdom, EH1 3AN.

(5)

Consists of (a) 627,890 shares of Class A common stock held by Mr. Fukushima, (b) 145,000 shares of Class A common stock held by Mr. Fukushima’s spouse, (c) 131,893 shares of Class A common stock held by Ryan Fukushima Irrevocable Family Trust and (d) 60,000 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of August 8, 2025 held by Mr. Fukushima.

(6)

Consists of (a) 15,825 shares of Class A common stock held by Mr. Polovin and (b) 19,508 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of August 8, 2025 held by Mr. Polovin.

(7)

Consists of (a) 102,702 shares of Class A common stock held by Mr. Barris and (b) 676 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of August 8, 2025 held by Mr. Barris.

(8)

Consists of (a) 675 shares of Class A common stock held by Mr. Belcher, (b) 14,033 shares of Class A common stock held by Nob Hill Ventures LLC and (c) 2,703 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of August 8, 2025 held by Mr. Belcher. Mr. Belcher is the controlling shareholder of, and may be deemed to have shared voting, investment and dispositive power with respect to the shares held by Nob Hill Ventures LLC.

(9)

Consists of (a) 10,620 shares of Class A common stock held by Dr. Doudna and (b) 1,926 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of August 8, 2025 held by Dr. Doudna.

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(10)

Consists of (a) 4,482 shares of Class A common stock held by Mr. Epstein and (b) 1,676 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of August 8, 2025 held by Mr. Epstein.

(11)

Consists of (a) 3,675 shares of Class A common stock held by Dr. Frederick and (b) 12,703 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of August 8, 2025 held by Dr. Frederick.

(12)

Consists of (a) 1,250 shares of Class A common stock held by Dr. Gottlieb and (b) 7,703 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of August 8, 2025 held by Dr. Gottlieb.

(13)

Consists of (a) 43,550 shares of Class A common stock held by Revolution Growth III, LP (“RG III”), (b) 6,115 shares of Class A common stock held by Revolution Growth GP III, LP (“RG GP III”), (c) 122,140 shares held by Theodore J. Leonsis Revocable Trust, (d) 2,702 shares of Class A common stock held by Mr. Leonsis and (e) 676 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of August 8, 2025 held by Mr. Leonsis. Mr. Leonsis, as a member of the investment committee of the ultimate general partner of RG GP III and RG III, may be deemed to share dispositive power over the shares held by RG GP III and RG III. The address for Mr. Leonsis is 1717 Rhode Island Ave., NW, 10th Floor, Washington, DC 20036.

(14)

Consists of (a) 11,658 shares of Class A common stock held by Dr. West and (b) 7,027 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of August 8, 2025 held by Dr. West.

(15)

Consists of (a) 40,409,319 shares of Class A common stock, (b) 5,043,789 shares of Class B common stock and (c) 233,014 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of August 8, 2025.

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WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and periodic requirements of the Exchange Act and, in accordance therewith, file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address is www.sec.gov. You may access our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act with the SEC free of charge as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

You also may obtain free copies of the documents we file with the SEC, including this Information Statement, by going to the investor relations page of our website at investors.tempus.com. The reference to our website does not constitute incorporation by reference of the information contained on or accessible through our website, and you should not consider the contents of our website in making an investment decision with respect to our Common Stock.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above action to approve the Amended Articles will not be effective until a date at least 20 days after the date on which the definitive Information Statement has been mailed to the stockholders.

HOUSEHOLDING OF STOCKHOLDER MATERIALS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 600 West Chicago Avenue, Suite 510 Chicago, Illinois 60654.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the stockholders of the Company only for information purposes in connection with the Majority Holder’s approval of the Amended Articles, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

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MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board has fixed the close of business on August 8, 2025 as the Record Date for the determination of stockholders who are entitled to receive this Information Statement.

This Information Statement is being mailed on or about       , 2025 to all stockholders of record as of the Record Date.

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CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement that describes the purpose and effect of the above action and related approval. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors

Eric Lefkofsky
Chief Executive Officer, Founder and Chairman

, 2025

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Appendix A-1

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

TEMPUS AI, INC.

I.

The name of this company is Tempus AI, Inc. (the “Company”). The Company is the resulting entity in the conversion of Tempus AI, Inc., a Delaware corporation, into a Nevada corporation (the “Nevada Conversion”) and is a continuation of the existence thereof pursuant to Chapter 92 of the Nevada Revised Statutes (as amended and/or restated from time to time, the “NRS”).

II.

The Company may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The registered office of the Company shall be the street address of its registered agent in the State of Nevada. The Company may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

III.

The purpose of the Company is to engage in any lawful act or activity for which a corporation may be organized under Chapter 78 of the NRS.

IV.

A. The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” (the “Common Stock”) and “Preferred Stock” (the “Preferred Stock”). The total number of shares of Common Stock that the Company is authorized to issue is 1,005,500,000 shares, 1,000,000,000 shares of which shall be designated as a series of Common Stock denominated as “Class A Common Stock” (the “Class A Common Stock”) and 5,500,000 shares of which shall be designated as a series of Common Stock denominated as “Class B Common Stock” (the “Class B Common Stock”). The total number of shares of Preferred Stock that the Company is authorized to issue is 20,000,000 shares. The Preferred Stock shall have a par value of $0.0001 per share and the Common Stock shall have a par value of $0.0001 per share.

B. Subject to the restrictions of Section 4(d) of Part D of Article IV, the Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Company is hereby expressly authorized by resolution or resolutions to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares of such shares and to determine for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as permitted by the NRS and as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors and the certificate of designation for such series filed with the Nevada Secretary of State providing for the issuance of shares of such series. The Board of Directors is also expressly authorized to increase (but not above the authorized number of shares of Preferred Stock) or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

C. The number of authorized shares of Preferred Stock, Class A Common Stock or Class B Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of stock of the Company entitled to vote thereon, without a separate vote of the holders of the Preferred Stock, or of any series thereof, Class A Common Stock or Class B Common Stock unless a vote of any such holders is required pursuant to the terms of any Certificate of Designation filed with respect to any series of Preferred Stock.

D. Except as provided above, the rights, preferences, privileges, restrictions and other matters relating to the Class A Common Stock and Class B Common Stock are as follows:

1. Definitions. As used in the Articles of Incorporation (as defined below), the following terms shall have the respective meanings ascribed thereto in this Section 1 of Part D of Article IV.

(a) “Acquisition” means (A) any consolidation or merger of the Company with or into any other Entity, other than any such consolidation or merger in which the stockholders of the Company immediately prior to such consolidation or merger continue to hold a majority of the voting power of the surviving Entity in substantially the same proportions (or, if the surviving Entity is a wholly owned subsidiary of another Entity, the surviving Entity’s Parent) immediately after such consolidation, merger or reorganization; or (B) any transaction or series of related transactions to which the Company is a party in which in excess of 50% of the Company’s voting power is transferred or issued; provided that an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes.

(b) “Asset Transfer” means the sale, lease or exchange of all or substantially all the assets of the Company.

(c) “Board of Directors” means the board of directors of the Company.

(d) “Articles of Incorporation” means the articles of incorporation of the Company, as amended and/or restated from time to time, including the terms of any certificate of designation of any series of Preferred Stock.

(e) “Disposition Control” means, with respect to a share of Class B Common Stock, the power (whether exclusive or shared) to direct any sale, assignment, transfer, conveyance hypothecation or other transfer or disposition, directly or indirectly, of such share.

(f) “Entity” means any corporation, partnership, limited liability company or other legal entity.

(g) “Effective Time” means the time at which the Nevada Conversion became effective in accordance with the NRS.

(h) “Family Member” means with respect to any natural person, the spouse, ex-spouse, domestic partner, lineal (including by adoption) descendant or antecedent, brother or sister, the adopted child or adopted grandchild, or the spouse or domestic partner of any child, adopted child, grandchild or adopted grandchild of such individual.

(i) “Final Conversion Date” means 5:00 p.m. in New York City, New York on the last Trading Day on which a Final Conversion Trigger Event occurs.

(j) “Final Conversion Trigger Event” shall mean the earliest to occur of any of the following (i) the Trading Day that is no less than 90 days and no more than 150 days following June 17, 2044; (ii) the date on which the Founder is no longer providing services to the Company as an executive officer or director; and (iii) the Trading Day that is no less than 90 days and no more than 150 days following the date that the Founder and his controlled entities hold, in the aggregate, fewer than ten million (10,000,000) shares of the Company’s capital stock (as adjusted for stock splits, stock dividends, combinations, subdivisions and recapitalizations).

(k) “Founder” means Eric Lefkofsky, an individual.

(l) “Liquidation Event” means (i) any Asset Transfer or Acquisition in which cash or other property is, pursuant to the express terms of the Asset Transfer or Acquisition, to be distributed to the stockholders in respect of their shares of capital stock in the Company or (ii) any liquidation, dissolution and winding up of the Company; provided, however, for the avoidance of doubt, compensation pursuant to any employment, consulting, severance or other compensatory arrangement to be paid to or received by a person who is also a holder of Class A Common Stock, Class B Common Stock or Preferred Stock does not constitute consideration or a “distribution to stockholders” in respect of the Class A Common Stock, Class B Common Stock or Preferred Stock.

(m) “Parent” of an Entity means any Entity that directly or indirectly owns or controls a majority of the voting power of the voting securities or interests of such Entity.

(n) “Permitted Entity” means any of the following:

(i) a trust for the benefit of any person so long as the Founder directly, or indirectly through one or more other Permitted Entities, has exclusive Disposition Control and exclusive Voting Control (as defined below) with respect to the shares of Class B Common Stock held by such trust;

(ii) a trust under the terms of which the Founder has retained a “qualified interest” within the meaning of §2702(b) of the Internal Revenue Code of 1986 (as amended, the “Internal Revenue Code”) or a reversionary interest so long as the Founder has exclusive Disposition Control and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust;

(iii) a trust for the benefit of one or more of (1) the Founder, (2) a Family Member of the Founder, (3) a Permitted Entity or (4) a charitable organization, foundation or similar Entity in which the trustee is one or more of (x) the Founder, (y) a professional in the business of providing trustee services, including private professional fiduciaries, trust companies, accounting, legal or financial advisors, or bank trust departments or (z) a member of the Board of Directors, an executive officer of the Company, a private banker at a nationally or internationally recognized financial institution or a legal advisor of the Founder, in each case, so long as such person is approved by a majority of the members of the Board of Directors other than the Founder (if serving as a member of the Board of Directors), provided, that any such person described in clauses (x), (y) or (z) of the foregoing is subject to appointment and removal solely by the Founder (directly or indirectly through a Permitted Entity) or a Permitted Entity (a “Qualified Trustee”); provided that exclusive Disposition Control and exclusive Voting Control over shares of Class B Common Stock held by such trust is at all times held by one or both of (i) the Qualified Trustee (ii) the Founder or a Permitted Entity, and if at any time (A) the Founder or a Permitted Entity or (B) the Qualified Trustee does not have exclusive Disposition Control and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, then each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock; and provided, further, in the event a Qualified Trustee resigns as trustee, or becomes ineligible to be a Qualified Trustee, or otherwise ceases to serve as a Qualified Trustee, the Founder or Permitted Entity, as applicable, shall have sixty (60) days to appoint a replacement Qualified Trustee before any shares of Class B Common Stock held by such trust shall be automatically converted into shares of Class A Common Stock;

(iv) a trust under the terms of which the Founder has the power to revest in the Founder title to the trust property, if such power is exercisable solely by the Founder without the approval or consent of any other person or with the consent of a “related or subordinate party” within the meaning of §672(c) of the Internal Revenue Code, provided that exclusive Disposition Control and exclusive Voting Control over shares of Class B Common Stock held by such trust is at all times held by one or both of (i) the Qualified Trustee (ii) the Founder or a Permitted Entity; and provided, in the event a Qualified Trustee resigns as trustee, or becomes ineligible to be a Qualified Trustee, or otherwise ceases to serve as a Qualified Trustee, the Founder or Permitted Entity, as applicable, shall have sixty (60) days to appoint a replacement Qualified Trustee before any shares of Class B Common Stock held by such trust shall be automatically converted into shares of Class A Common Stock. A trust satisfying the conditions of Section 1(n)(iii) or this Section 1(n)(iv) is referred to herein as a “Qualified Trust”;

(v) an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which the Founder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code; provided that in each case the Founder has exclusive Disposition Control and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust;

(vi) a charitable organization, foundation or similar Entity organized and operated primarily for religious, scientific, literary, education or a charitable purpose (a “Qualified Charity”) so long as the Founder, directly, or indirectly through one or more other Permitted Entities, or a Qualified Trustee of a Qualified Trust, retains exclusive Disposition Control and exclusive Voting Control with respect to the shares of Class B Common Stock held by such Qualified Charity, it being understood that the Founder shall be deemed for all purposes hereof to retain exclusive Disposition Control and exclusive Voting Control with respect to the shares of Class B Common Stock held of record by such Qualified Charity as long as the Founder, a Permitted Entity, or a Qualified Trustee of a Qualified Trust has the right to, directly or indirectly, elect and remove such number of the members of the board of directors, managers or other similar persons in such Qualified Charity who have sufficient voting or other power to direct or exercise the Voting Control and Disposition Control of the shares of Class B Common Stock held of record by such Qualified Charity; provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such Qualified Charity) to the Founder or such Permitted Entity, as applicable;

(vii) an estate, so long as the Founder has exclusive Disposition Control and exclusive Voting Control with respect to the shares of Class B Common Stock held by such estate; and

(viii) any Entity (each, a “Founder Entity”) in which the Founder, directly, or indirectly through one or more Permitted Entities, or a Qualified Trustee of a Qualified Trust, owns or controls shares, membership interests or other voting interests with sufficient voting control in the Entity, or otherwise has legally enforceable rights, such that the Founder retains exclusive Disposition Control and exclusive Voting Control with respect to the shares of Class B Common Stock held of record by such Founder Entity, it being understood that the Founder shall be deemed for all purposes hereof to retain exclusive Disposition Control and exclusive Voting Control with respect to the shares of Class B Common Stock held of record by such Founder Entity as long as the Founder, a Permitted Entity, or a Qualified Trustee of a Qualified Trust has the right to, directly or indirectly, elect and remove such number of the members of the board of directors, managers or other similar persons in a Founder Entity who have sufficient voting or other power to direct or exercise the Voting Control and Disposition Control of the shares of Class B Common Stock held of record by such Founder Entity.

For the sake of clarity, in this Section 1(n), the Founder will be deemed to have exclusive Disposition Control and exclusive Voting Control over shares of Class B Common Stock held by a person if a Permitted Entity or, in the case of a Qualified Trust, a Qualified Trustee has exclusive Disposition Control and exclusive Voting Control over such shares.

(o) “Permitted Transfer” means, and is restricted to, any Transfer of a share of Class B Common Stock:

(i) by a Qualified Stockholder who is a natural person (including a natural person serving in a trustee capacity with regard to a trust for the benefit of himself or herself and/or his or her Family Members), to the trustee of a Permitted Entity that is a trust of such Qualified Stockholder or to such Qualified Stockholder in his or her individual capacity or as a trustee of a Permitted Entity that is a trust;

(ii) by the trustee of a Permitted Entity that is a trust of a Qualified Stockholder, to such Qualified Stockholder, the trustee of any other Permitted Entity that is a trust of such Qualified Stockholder or any Permitted Entity of such Qualified Stockholder;

(iii) by a Qualified Stockholder to any Permitted Entity of such Qualified Stockholder; or

(iv) by a Permitted Entity of a Qualified Stockholder to such Qualified Stockholder or any other Permitted Entity, or the trustee of a Permitted Entity that is a trust of such Qualified Stockholder.

(p) “Permitted Transferee” means a transferee of shares of Class B Common Stock received in a Transfer that constitutes a Permitted Transfer.

(q) “Qualified Stockholder” means (i) the Founder, (ii) any record holder of a share of Class B Common Stock at the Effective Time, and (iii) a Permitted Transferee.

(r) “Trading Day” means any day on which The Nasdaq Stock Market, or any national stock exchange under which the Company’s equity securities are listed for trading, is open for trading.

(s) “Transfer” of a share of Class B Common Stock means any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law, including, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to, Voting Control over such share by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer” within the meaning of this Article IV:

(i) the granting of a revocable proxy to officers or directors of the Company at the request of the Board of Directors in connection with actions to be taken at an annual or special meeting of stockholders;

(ii) the existence of any proxy granted prior to the Effective Time or the amendment or expiration of any such proxy;

(iii) entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Class B Common Stock that (A) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Company, (B) either has a term not exceeding one year or is terminable by the holder of the shares subject thereto at any time and (C) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than the mutual promise to vote shares in a designated manner;

(iv) the pledge of shares of Class B Common Stock by a stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such stockholder continues to exercise exclusive Voting Control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee shall constitute a “Transfer” unless such foreclosure or similar action qualifies as a “Permitted Transfer”; or

(v) entering into, or reaching an agreement, arrangement or understanding regarding, a support or similar voting or tender agreement (with or without granting a proxy) in connection with a Liquidation Event, Asset Transfer or Acquisition that has been approved by the Board of Directors.

A “Transfer” shall also be deemed to have occurred with respect to a share of Class B Common Stock beneficially held by (i) a Permitted Transferee on the date that such Permitted Transferee ceases to meet the qualifications to be a Permitted Transferee of the Qualified Stockholder who effected the Transfer of such shares to such Permitted Transferee, or (ii) an Entity that is a Qualified Stockholder, if there occurs a Transfer on a cumulative basis, from and after the Effective Time, of a majority of the voting power of the voting securities of such Entity or any Parent of such Entity, other than a Transfer to parties that were, as of the Effective Time, holders of voting securities of any such Entity or Parent of such Entity.

(t) “Voting Control” means, with respect to a share of Class B Common Stock, the power (whether exclusive or shared) to vote or direct the voting, directly or indirectly, of such share by proxy, voting agreement or otherwise.

2. Rights Relating To Dividends and Other Distributions, Subdivisions and Combinations.

(a) Subject to the prior rights of holders of any Preferred Stock at the time outstanding having prior rights as to dividends or other distributions, the holders of the Class A Common Stock and Class B Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Company legally available therefor, such dividends or other distributions as may be declared from time to time by the Board of Directors. Except as permitted in Section 2(b) of this Part D of Article IV, any dividends or other distributions paid to the holders of shares of Class A Common Stock and Class B Common Stock shall be paid pro rata, on an equal priority, pari passu basis, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and a majority of the outstanding shares of Class B Common Stock, each voting separately as a class.

(b) The Company shall not declare or pay any dividend or make any other distribution to the holders of Class A Common Stock or Class B Common Stock payable in securities of the Company unless the same dividend or distribution with the same record date and payment date shall be declared and paid on all shares of Common Stock; provided, however, that (i) dividends or other distributions payable in shares of Class A Common Stock or rights to acquire shares of Class A Common Stock may be declared and paid to the holders of Class A Common Stock without the same dividend or distribution being declared and paid to the holders of the Class B Common Stock if, and only if, a dividend or other distribution payable in shares of Class B Common Stock, or rights to acquire shares of Class B Common Stock, as applicable, are declared and paid to the holders of Class B Common Stock at the same rate and with the same record date and payment date; and (ii) dividends or other distributions payable in shares of Class B Common Stock or rights to acquire shares of Class B Common Stock may be declared and paid to the holders of Class B Common Stock without the same dividend or distribution being declared and paid to the holders of the Class A Common Stock if, and only if, a dividend or other distribution payable in shares of Class A Common Stock, or rights to acquire shares of Class A Common Stock, as applicable, are declared and paid to the holders of Class A Common Stock at the same rate and with the same record date and payment date.

(c) If the Company in any manner subdivides or combines (including by reclassification) the outstanding shares of Class A Common Stock or Class B Common Stock, then the outstanding shares of all Common Stock will be subdivided or combined in the same proportion and manner.

3. Liquidation Rights. In the event of a Liquidation Event, upon the completion of the distributions required with respect to any Preferred Stock that may then be outstanding, the remaining assets of the Company legally available for distribution to stockholders, or consideration payable to the stockholders of the Company, in the case of an Acquisition constituting a Liquidation Event, shall be distributed on an equal priority, pro rata basis to the holders of Class A Common Stock and Class B Common Stock (and the holders of any Preferred Stock then outstanding, if and to the extent required by the Articles of Incorporation), unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and a majority of the outstanding shares of Class B Common Stock, each voting separately as a class (in addition to any vote or consent of the holders of any Preferred Stock then outstanding, if and to the extent required by the Articles of Incorporation); provided, however, for the avoidance of doubt, compensation pursuant to any employment, consulting, severance or other compensatory arrangement to be paid to or received by a person who is also a holder of Class A Common Stock, Class B Common Stock or Preferred Stock does not constitute consideration or a “distribution to stockholders” in respect of the Class A Common Stock, Class B Common Stock or Preferred Stock.

4. Voting Rights.

(a) Class A Common Stock. Each holder of shares of Class A Common Stock shall be entitled to one (1) vote for each share thereof held.

(b) Class B Common Stock. Each holder of shares of Class B Common Stock shall be entitled to thirty (30) votes for each share thereof held.

(c) Voting Generally. Except as required by law or as otherwise set forth herein, the holders of Preferred Stock, Class A Common Stock and Class B Common Stock shall vote together and not as separate series or classes. Except as otherwise required by applicable law or as otherwise set forth herein, holders of Class A Common Stock and Class B Common Stock, as such, shall not be entitled to vote on any amendment to the Articles of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Articles of Incorporation or applicable law.

(d) Class B Common Stock Protective Provisions. Notwithstanding anything herein to the contrary, so long as any shares of Class B Common Stock remain outstanding, the Company shall not, without the approval by vote or written consent of the holders of a majority of the outstanding shares Class B Common Stock, voting together as a separate class, directly or indirectly, or whether by amendment, or through merger, recapitalization, consolidation or otherwise:

(i) amend, alter, or repeal any provision of the Articles of Incorporation or the bylaws of the Company (as amended and/or restated from time to time, the “Bylaws”) in a manner that modifies the voting, conversion or other powers, preferences, or other special rights or privileges, or restrictions of the Class B Common Stock;

(ii) reclassify any outstanding shares of Class A Common Stock into shares having rights as to dividends or other distributions, or liquidation, that are senior to the Class B Common Stock or the right to more than one vote for each share thereof;

(iii) issue any shares of Preferred Stock having the power (whether exclusive or shared) to vote, or direct the voting of such shares by proxy, voting agreement or otherwise, equal or superior to the Voting Control; or

(iv) issue any additional shares of Class B Common Stock or other securities convertible into shares of Class B Common Stock, except for the issuance of Class B Common Stock issuable upon a dividend or other distribution payable in accordance with Section 2(b) of this Part D of Article IV.

5. Optional Conversion.

(a) Optional Conversion of the Class B Common Stock.

(i) At the option of the holder thereof, each share of Class B Common Stock shall be convertible, at any time or from time to time, into one fully paid and nonassessable share of Class A Common Stock as provided herein.

(ii) Each holder of Class B Common Stock who elects to convert the same into shares of Class A Common Stock shall surrender the certificate or certificates therefor (if any), duly endorsed, at the office of the Company or any transfer agent for the Class B Common Stock, and shall give written notice to the Company at such office that such holder elects to convert the same and shall state therein the number of shares of Class B Common Stock being converted. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates representing the shares of Class B Common Stock to be converted, or, if the shares are uncertificated, immediately prior to the close of business on the date that the holder delivers notice of such conversion to the Company’s transfer agent and the person entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Class A Common Stock at such time.

6. Automatic Conversion.

(a) Automatic Conversion of the Class B Common Stock. Each share of Class B Common Stock shall automatically be converted into one fully paid and nonassessable share of Class A Common Stock upon a Transfer, other than a Permitted Transfer, of such share of Class B Common Stock. Such conversion shall occur automatically without the need for any further action by any holder of such share and whether or not the certificate(s) representing such share (if any) are surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Class A Common Stock issuable upon such conversion unless the certificates evidencing such shares of Class B Common Stock to be so converted are either delivered to the Company or its transfer agent as provided below, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates. Upon the occurrence of such automatic conversion of the Class B Common Stock, the holders of the shares of Class B Common Stock so converted shall surrender the certificate(s) representing such shares (if any) at the office of the Company or any transfer agent for the Class A Common Stock.

(b) Final Conversion. On the Final Conversion Date, each issued share of Class B Common Stock shall automatically, without any further action, convert into one share of Class A Common Stock. Following the Final Conversion Date, the Company may no longer issue any additional shares of Class B Common Stock. Such conversion shall occur automatically without the need for any further action by the holders of such shares and whether or not the certificate(s) representing such share (if any) are surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Class A Common Stock issuable upon such conversion unless the certificates evidencing such shares of Class B Common Stock to be so converted are either delivered to the Company or its transfer agent as provided below, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates. Upon the occurrence of such automatic conversion of the Class B Common Stock, the holders of the shares of Class B Common Stock so converted shall surrender the certificate(s) representing such shares (if any) at the office of the Company or any transfer agent for the Class A Common Stock.

(c) Procedures. The Company may, from time to time, establish such policies and procedures relating to the conversion of Class B Common Stock to Class A Common Stock and the general administration of this dual class stock structure, including the issuance of stock certificates (or the establishment of book-entry positions) with respect thereto, as it may deem reasonably necessary or advisable, and may from time to time request that holders of shares of Class B Common Stock furnish certifications, affidavits or other proof to the Company as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Secretary of the Company as to whether a Transfer results in a conversion to Class A Common Stock shall be conclusive and binding.

(d) Immediate Effect. In the event of a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to this Section 6 of Part D of Article IV, such conversion(s) shall be deemed to have been made at the time that the Transfer of shares occurred or immediately upon the Final Conversion Date, as applicable. Upon any conversion of Class B Common Stock to Class A Common Stock, all rights of the holder of shares of Class B Common Stock shall cease and the person or persons in whose names or names the certificate or certificates (or book-entry position(s)) representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock.

7. Redemption. The Common Stock is not redeemable.

8. Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of the Class B Common Stock, as applicable, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock; and if at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the conversion of all then-outstanding shares of Class B Common Stock, as applicable, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Class A Common Stock to such numbers of shares as shall be sufficient for such purpose.

9. Prohibition on Reissuance of Shares. Shares of Class B Common Stock that are acquired by the Company for any reason (whether by repurchase, upon conversion, or otherwise) shall be retired in the manner required by law and shall not be reissued as shares of Class B Common Stock or otherwise.

V.

For the management of the business and for the conduct of the affairs of the Company, and in further definition, limitation and regulation of the powers of the Company, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

A. Board of Directors.

1. Generally. Except as otherwise provided in the Articles of Incorporation or the NRS, the business and affairs of the Company shall be managed by or under the direction of the Board of Directors. The number of directors that shall constitute the Board of Directors shall be fixed exclusively by resolution(s) adopted by the Board of Directors; provided, however, that, notwithstanding the foregoing, until the Final Conversion Date, the number of directors that shall constitute the whole Board of Directors may also be fixed by a resolution approved by the affirmative vote of the holders of a majority of the voting power of the Class A Common Stock and Class B Common Stock, voting together as a single class.

2. Election.

(a) Directors shall be elected at each annual meeting of the stockholders to hold office until the next annual meeting.

(b) No stockholder entitled to vote at an election for directors may cumulate votes.

(c) Notwithstanding the foregoing provisions of this section, each director shall serve until his successor is duly elected and qualified or until his or her earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

(d) Election of directors need not be by written ballot unless the Bylaws so provide.

(e) Advance notice of nominations for the election of directors or proposals or other business to be considered by stockholders, which are made by any stockholder of the Company, shall be given in the manner and to the extent provided in the Bylaws.

3. Removal of Directors. Subject to any limitations imposed by applicable law, removal of any director(s) shall be as provided in NRS 78.335.

4. Vacancies. Subject to any limitations imposed by applicable law and subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall be filled by the affirmative vote of (a) a majority of the directors then in office, even though less than a quorum of the Board of Directors, or by the sole remaining director, or (b) if such vacancy is created prior to the Final Conversion Date, the holders of a majority of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.

5. Preferred Directors. Notwithstanding anything herein to the contrary, during any period when the holders of any series of Preferred Stock, voting separately as a series or together with one or more series, have the right to elect additional directors, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Company shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions; and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, resignation, retirement, disqualification or removal. Except as otherwise provided by the Board of Directors in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected or appointed to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate and the total authorized number of directors of the Company shall be reduced accordingly.

B. Stockholder Actions. Following the Final Conversion Date (i) no action shall be taken by the stockholders of the Company except at an annual or special meeting of stockholders called in accordance with the Bylaws and (ii) no action shall be taken by the stockholders by written consent. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Company shall be given in the manner provided in the Bylaws. Prior to the Final Conversion Date, any action required or permitted to be taken by the stockholders of the Company at a meeting may be effected by consent in writing, by remote communication or electronic transmission of such stockholders in compliance with NRS 78.320.

C. Bylaws. Subject to the restrictions of Section 4(d) of Part D of Article IV, the Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws. The stockholders shall also have power to adopt, amend or repeal the Bylaws; provided, however, that, any time after the Final Conversion Date, in addition to any vote of the holders of any class or series of stock of the Company required by law or by the Articles of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.

D. Special Meetings of Stockholders. Special meetings of the stockholders (a) may be called, for any purpose as is a proper matter for stockholder action under the NRS, by (i) the Chairperson of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), and

(b) until the Final Conversion Date, shall be called, for any purpose as is a proper matter for stockholder action under the NRS, by the Secretary of the Company upon the written request of stockholders of record entitled to cast not less than a majority of the votes at such special meeting, provided that such written request is in compliance with the Bylaws.

VI.

A. The liability of the directors and officers of the Company shall be eliminated or limited to the fullest extent permitted under applicable law, including the NRS. Without limiting the effect of the preceding sentence, if applicable law is amended after approval by the stockholders of this paragraph A of Article VI to authorize corporate action further eliminating or limiting the liability of directors and officers, then the liability of a director or officer of the Company shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.

B. To the fullest extent permitted by applicable law, including the NRS and as may be provided for by the Company in the Bylaws or by agreement, the Company may provide indemnification of (and advancement of expenses to) directors, officers, and other agents of the Company (and any other persons to which applicable law permits the Company to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise. If applicable law is amended after approval by the stockholders of this paragraph B of Article VI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director to the Company shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.

C. Any repeal or modification of this Article VI shall only be prospective and shall not affect the rights under this Article VI in effect at the time of the alleged occurrence of any action or omission to act giving rise to liability.

D. Unless the Company consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of the State of Nevada in Clark County, Nevada (the “Nevada Court”) shall be the sole and exclusive forum for the following types of actions or proceedings under Nevada statutory or common law: (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action or proceeding asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee of the Company or any stockholder to the Company or the Company’s stockholders; (iii) any action or proceeding asserting a claim against the Company or any current or former director, officer or other employee of the Company or any stockholder arising pursuant to any provision of the NRS, the Articles of Incorporation or the Bylaws (as each may be amended from time to time); (iv) any action or proceeding to interpret, apply, enforce or determine the validity of the Articles of Incorporation or the Bylaws (including any right, obligation or remedy thereunder); (v) any internal action (as defined in NRS 78.046) and any action or proceeding as to which jurisdiction of the District Courts of the State of Nevada is conferred by NRS Title 7; and (vi) any action asserting a claim against the Company or any director, officer or other employee of the Company or any stockholder, governed by the internal affairs doctrine, in all cases to the fullest extent permitted by law and subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. This Article VI shall not apply to suits brought to enforce a duty or liability created by the Securities Exchange Act of 1934 or any other claim for which the federal courts have exclusive jurisdiction.

E. Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause or causes of action arising under the Securities Act of 1933, as amended, including all causes of action asserted against any defendant named in such complaint. For the avoidance of doubt, this provision is intended to benefit and may be enforced the Company, its officers and directors, the underwriters to any offering giving rise to such complaint, and any other professional entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the offering.

F. To the fullest extent not inconsistent with any applicable U.S. federal laws, any and all “internal actions” (as defined in NRS 78.046) must be tried in a court of competent jurisdiction (subject to the provisions of Parts D and E of this Article VI) before the presiding judge as the trier of fact and not before a jury. This Part F of Article VI shall conclusively operate as a waiver of the right to trial by jury by each party to any such internal action.

G. Any person or Entity holding, owning or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and to have consented to the provisions of this Article VI.

VII.

A. The Company reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B of this Article VII and subject to the restrictions of Section 4(d) of Part D of Article IV, and all rights conferred upon the stockholders herein are granted subject to this reservation.

B. Notwithstanding any other provisions of the Articles of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote required by law or by the Articles of Incorporation, after the Final Conversion Date, the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, and VII.

C. Notwithstanding anything to the contrary in the Articles of Incorporation or the Bylaws, the Company is hereby specifically allowed to make any distribution that otherwise would be prohibited by NRS 78.288(2)(b).

D. At such time, if any, that the Company becomes a “resident domestic corporation” (as defined in NRS 78.427), the Company shall not be subject to, and hereby expressly elects not to be governed by, any of the provisions of NRS 78.411 to 78.444, inclusive, or any successor statutes thereto.

VIII.

A. To the fullest extent permitted by law, each and every natural person, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of the capital stock of the Company shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (i) the Articles of Incorporation, (ii) the Bylaws and (iii) any amendment to the Articles of Incorporation or the Bylaws enacted or adopted in accordance with the Articles of Incorporation, the Bylaws and applicable law.

B. If any provision or provisions of the Articles shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of the Articles of Incorporation (including, without limitation, each portion of any paragraph of the Articles of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of the Articles (including, without limitation, each such portion of any paragraph of the Articles containing any such provision held to be invalid, illegal or unenforceable) shall be construed (a) so as to permit the Company to protect its directors, officers, employees and agents from personal liability in respect of their good faith service or (b) for the benefit of the Company to the fullest extent permitted by law.

* *  * *

Appendix A-2

AMENDED AND RESTATED

ARTICLES OF INCORPORATION OF TEMPUS AI, INC.

I.

The name of this company is Tempus AI, Inc. (the “Company”). The Company is the resulting entity in the conversion of Tempus AI, Inc., a Delaware corporation, into a Nevada corporation (the “Nevada Conversion”) and is a continuation of the existence thereof pursuant to Chapter 92 of the Nevada Revised Statutes (as amended and/or restated from time to time, the “NRS”).

II.

The ~~Corporation~~Company may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The registered office of the ~~Corporation~~Company shall be the street address of its registered agent in the State of Nevada. The ~~Corporation~~Company may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

III.

The purpose of the Company is to engage in any lawful act or activity for which a corporation may be organized under Chapter 78 of the NRS.

IV.

A. The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” (the “Common Stock”) and “Preferred Stock” (the “Preferred Stock”). The total number of shares of Common Stock that the Company is authorized to issue is 1,005,500,000 shares, 1,000,000,000 shares of which shall be designated as a series of Common Stock denominated as “Class A Common Stock” (the “Class A Common Stock”) and 5,500,000 shares of which shall be designated as a series of Common Stock denominated as “Class B Common Stock” (the “Class B Common Stock”). The total number of shares of Preferred Stock that the Company is authorized to issue is 20,000,000 shares. The Preferred Stock shall have a par value of $0.0001 per share and the Common Stock shall have a par value of $0.0001 per share.

B. Subject to the restrictions of Section 4(d) of Part D of Article IV, the Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Company is hereby expressly authorized by resolution or resolutions to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares of such shares and to determine for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as permitted by the NRS and as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors and the certificate of designation for such series filed with the Nevada Secretary of State providing for the issuance of shares of such series. The Board of Directors is also expressly authorized to increase (but not above the authorized number of shares of Preferred Stock) or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

C. The number of authorized shares of Preferred Stock, Class A Common Stock or Class B Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of stock of the Company

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entitled to vote thereon, without a separate vote of the holders of the Preferred Stock, or of any series thereof, Class A Common Stock or Class B Common Stock unless a vote of any such holders is required pursuant to the terms of any Certificate of Designation filed with respect to any series of Preferred Stock.

D. Except as provided above, the rights, preferences, privileges, restrictions and other matters relating to the Class A Common Stock and Class B Common Stock are as follows:

1. Definitions. As used in the Articles of Incorporation (as defined below), the following terms shall have the respective meanings ascribed thereto in this Section 1 of Part D of Article IV.

(a) “Acquisition” means (A) any consolidation or merger of the Company with or into any other Entity, other than any such consolidation or merger in which the stockholders of the Company immediately prior to such consolidation or merger continue to hold a majority of the voting power of the surviving Entity in substantially the same proportions (or, if the surviving Entity is a wholly owned subsidiary of another Entity, the surviving Entity’s Parent) immediately after such consolidation, merger or reorganization; or (B) any transaction or series of related transactions to which the Company is a party in which in excess of 50% of the Company’s voting power is transferred or issued; provided that an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes.

(b) “Asset Transfer” means the sale, lease or exchange of all or substantially all the assets of the Company.

(c) “Board of Directors” means the board of directors of the Company.

(d) “Articles of Incorporation” means the articles of incorporation of the Company, as amended and/or restated from time to time, including the terms of any certificate of designation of any series of Preferred Stock.

(e) “Disposition Control” means, with respect to a share of Class B Common Stock, the power (whether exclusive or shared) to direct any sale, assignment, transfer, conveyance hypothecation or other transfer or disposition, directly or indirectly, of such share.

(f) “Entity” means any corporation, partnership, limited liability company or other legal entity.

(g) “Effective Time” means the time ~~these Articles of Incorporation of the Company filed with~~at which the Nevada ~~Secretary of State~~Conversion became effective in accordance with the NRS.

(h) “Family Member” means with respect to any natural person, the spouse, ex-spouse, domestic partner, lineal (including by adoption) descendant or antecedent, brother or sister, the adopted child or adopted grandchild, or the spouse or domestic partner of any child, adopted child, grandchild or adopted grandchild of such individual.

(i) “Final Conversion Date” means 5:00 p.m. in New York City, New York on the last Trading Day on which a Final Conversion Trigger Event occurs.

(j) “Final Conversion Trigger Event” shall mean the earliest to occur of any of the following (i) the Trading Day that is no less than 90 days and no more than 150 days following June 17, 2044; (ii) the date on which the Founder is no longer providing services to the Company as an executive officer or director; and (iii) the Trading Day that is no less than 90 days and no more than 150 days following the date that the Founder and his controlled entities hold, in the aggregate, fewer than ten million (10,000,000) shares of the Company’s capital stock (as adjusted for stock splits, stock dividends, combinations, subdivisions and recapitalizations).

(k) “Founder” means Eric Lefkofsky, an individual.

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(l) “Liquidation Event” means (i) any Asset Transfer or Acquisition in which cash or other property is, pursuant to the express terms of the Asset Transfer or Acquisition, to be distributed to the stockholders in respect of their shares of capital stock in the Company or (ii) any liquidation, dissolution and winding up of the Company; provided, however, for the avoidance of doubt, compensation pursuant to any employment, consulting, severance or other compensatory arrangement to be paid to or received by a person who is also a holder of Class A Common Stock, Class B Common Stock or Preferred Stock does not constitute consideration or a “distribution to stockholders” in respect of the Class A Common Stock, Class B Common Stock or Preferred Stock.

(m) “Parent” of an Entity means any Entity that directly or indirectly owns or controls a majority of the voting power of the voting securities or interests of such Entity.

(n) “Permitted Entity” means any of the following:

(i) a trust for the benefit of any person so long as the Founder directly, or indirectly through one or more other Permitted Entities, has exclusive Disposition Control and exclusive Voting Control (as defined below) with respect to the shares of Class B Common Stock held by such trust;

(ii) a trust under the terms of which the Founder has retained a “qualified interest” within the meaning of §2702(b) of the Internal Revenue Code of 1986 (as amended, the “Internal Revenue Code”) or a reversionary interest so long as the Founder has exclusive Disposition Control and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust;

(iii) a trust for the benefit of one or more of (1) the Founder, (2) a Family Member of the Founder, (3) a Permitted Entity or (4) a charitable organization, foundation or similar Entity in which the trustee is one or more of (x) the Founder, (y) a professional in the business of providing trustee services, including private professional fiduciaries, trust companies, accounting, legal or financial advisors, or bank trust departments or (z) a member of the Board of Directors, an executive officer of the Company, a private banker at a nationally or internationally recognized financial institution or a legal advisor of the Founder, in each case, so long as such person is approved by a majority of the members of the Board of Directors other than the Founder (if serving as a member of the Board of Directors), provided, that any such person described in clauses (x), (y) or (z) of the foregoing is subject to appointment and removal solely by the Founder (directly or indirectly through a Permitted Entity) or a Permitted Entity (a “Qualified Trustee”); provided that exclusive Disposition Control and exclusive Voting Control over shares of Class B Common Stock held by such trust is at all times held by one or both of (i) the Qualified Trustee (ii) the Founder or a Permitted Entity, and if at any time (A) the Founder or a Permitted Entity or (B) the Qualified Trustee does not have exclusive Disposition Control and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, then each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock; and provided, further, in the event a Qualified Trustee resigns as trustee, or becomes ineligible to be a Qualified Trustee, or otherwise ceases to serve as a Qualified Trustee, the Founder or Permitted Entity, as applicable, shall have sixty (60) days to appoint a replacement Qualified Trustee before any shares of Class B Common Stock held by such trust shall be automatically converted into shares of Class A Common Stock;

(iv) a trust under the terms of which the Founder has the power to revest in the Founder title to the trust property, if such power is exercisable solely by the Founder without the approval or consent of any other person or with the consent of a “related or subordinate party” within the meaning of §672(c) of the Internal Revenue Code, provided that exclusive Disposition Control and exclusive Voting Control over shares of Class B Common Stock held by such trust is at all times held by one or both of (i) the Qualified Trustee (ii) the Founder or a Permitted Entity; and provided, in the event a Qualified Trustee resigns as trustee, or becomes ineligible to be a Qualified Trustee, or otherwise ceases to serve as a Qualified Trustee, the Founder or Permitted Entity, as applicable, shall have sixty (60) days to appoint a replacement Qualified Trustee before any shares of Class B

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Common Stock held by such trust shall be automatically converted into shares of Class A Common Stock. A trust satisfying the conditions of Section 1(n)(iii) or this Section 1(n)(iv) is referred to herein as a “Qualified Trust”;

(v) an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which the Founder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code; provided that in each case the Founder has exclusive Disposition Control and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust;

(vi) a charitable organization, foundation or similar Entity organized and operated primarily for religious, scientific, literary, education or a charitable purpose (a “Qualified Charity”) so long as the Founder, directly, or indirectly through one or more other Permitted Entities, or a Qualified Trustee of a Qualified Trust, retains exclusive Disposition Control and exclusive Voting Control with respect to the shares of Class B Common Stock held by such Qualified Charity, it being understood that the Founder shall be deemed for all purposes hereof to retain exclusive Disposition Control and exclusive Voting Control with respect to the shares of Class B Common Stock held of record by such Qualified Charity as long as the Founder, a Permitted Entity, or a Qualified Trustee of a Qualified Trust has the right to, directly or indirectly, elect and remove such number of the members of the board of directors, managers or other similar persons in such Qualified Charity who have sufficient voting or other power to direct or exercise the Voting Control and Disposition Control of the shares of Class B Common Stock held of record by such Qualified Charity; provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such Qualified Charity) to the Founder or such Permitted Entity, as applicable;

(vii) an estate, so long as the Founder has exclusive Disposition Control and exclusive Voting Control with respect to the shares of Class B Common Stock held by such estate; and

(viii) any Entity (each, a “Founder Entity”) in which the Founder, directly, or indirectly through one or more Permitted Entities, or a Qualified Trustee of a Qualified Trust, owns or controls shares, membership interests or other voting interests with sufficient voting control in the Entity, or otherwise has legally enforceable rights, such that the Founder retains exclusive Disposition Control and exclusive Voting Control with respect to the shares of Class B Common Stock held of record by such Founder Entity, it being understood that the Founder shall be deemed for all purposes hereof to retain exclusive Disposition Control and exclusive Voting Control with respect to the shares of Class B Common Stock held of record by such Founder Entity as long as the Founder, a Permitted Entity, or a Qualified Trustee of a Qualified Trust has the right to, directly or indirectly, elect and remove such number of the members of the board of directors, managers or other similar persons in a Founder Entity who have sufficient voting or other power to direct or exercise the Voting Control and Disposition Control of the shares of Class B Common Stock held of record by such Founder Entity.

For the sake of clarity, in this Section 1(n), the Founder will be deemed to have exclusive Disposition Control and exclusive Voting Control over shares of Class B Common Stock held by a person if a Permitted Entity or, in the case of a Qualified Trust, a Qualified Trustee has exclusive Disposition Control and exclusive Voting Control over such shares.

(o) “Permitted Transfer” means, and is restricted to, any Transfer of a share of Class B Common Stock:

(i) by a Qualified Stockholder who is a natural person (including a natural person serving in a trustee capacity with regard to a trust for the benefit of himself or herself and/or his or her Family Members), to the trustee of a Permitted Entity that is a trust of such Qualified Stockholder or to such Qualified Stockholder in his or her individual capacity or as a trustee of a Permitted Entity that is a trust;

(ii) by the trustee of a Permitted Entity that is a trust of a Qualified Stockholder, to such Qualified Stockholder, the trustee of any other Permitted Entity that is a trust of such Qualified Stockholder or any Permitted Entity of such Qualified Stockholder;

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(iii) by a Qualified Stockholder to any Permitted Entity of such Qualified Stockholder; or

(iv) by a Permitted Entity of a Qualified Stockholder to such Qualified Stockholder or any other Permitted Entity, or the trustee of a Permitted Entity that is a trust of such Qualified Stockholder.

(p) “Permitted Transferee” means a transferee of shares of Class B Common Stock received in a Transfer that constitutes a Permitted Transfer.

(q) “Qualified Stockholder” means (i) the Founder, (ii) any record holder of a share of Class B Common Stock at the Effective Time, and (iii) a Permitted Transferee.

(r) “Trading Day” means any day on which The Nasdaq Stock Market, or any national stock exchange under which the Company’s equity securities are listed for trading, is open for trading.

(s) “Transfer” of a share of Class B Common Stock means any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law, including, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to, Voting Control over such share by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer” within the meaning of this Article IV:

(i) the granting of a revocable proxy to officers or directors of the Company at the request of the Board of Directors in connection with actions to be taken at an annual or special meeting of stockholders;

(ii) the existence of any proxy granted prior to the Effective Time or the amendment or expiration of any such proxy;

(iii) entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Class B Common Stock that (A) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Company, (B) either has a term not exceeding one year or is terminable by the holder of the shares subject thereto at any time and (C) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than the mutual promise to vote shares in a designated manner;

(iv) the pledge of shares of Class B Common Stock by a stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such stockholder continues to exercise exclusive Voting Control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee shall constitute a “Transfer” unless such foreclosure or similar action qualifies as a “Permitted Transfer”; or

(v) entering into, or reaching an agreement, arrangement or understanding regarding, a support or similar voting or tender agreement (with or without granting a proxy) in connection with a Liquidation Event, Asset Transfer or Acquisition that has been approved by the Board of Directors.

A “Transfer” shall also be deemed to have occurred with respect to a share of Class B Common Stock beneficially held by (i) a Permitted Transferee on the date that such Permitted Transferee ceases to meet the qualifications to be a Permitted Transferee of the Qualified Stockholder who effected the Transfer of such shares to such Permitted Transferee, or (ii) an Entity that is a Qualified Stockholder, if there occurs a Transfer on a cumulative basis, from and after the Effective Time, of a majority of the voting power of the voting securities of such Entity or any Parent of such Entity, other than a Transfer to parties that were, as of the Effective Time, holders of voting securities of any such Entity or Parent of such Entity.

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(t) “Voting Control” means, with respect to a share of Class B Common Stock, the power (whether exclusive or shared) to vote or direct the voting, directly or indirectly, of such share by proxy, voting agreement or otherwise.

2. Rights Relating To Dividends and Other Distributions, Subdivisions and Combinations.

(a) Subject to the prior rights of holders of any Preferred Stock at the time outstanding having prior rights as to dividends or other distributions, the holders of the Class A Common Stock and Class B Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Company legally available therefor, such dividends or other distributions as may be declared from time to time by the Board of Directors. Except as permitted in Section 2(b) of this Part D of Article IV, any dividends or other distributions paid to the holders of shares of Class A Common Stock and Class B Common Stock shall be paid pro rata, on an equal priority, pari passu basis, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and a majority of the outstanding shares of Class B Common Stock, each voting separately as a class.

(b) The Company shall not declare or pay any dividend or make any other distribution to the holders of Class A Common Stock or Class B Common Stock payable in securities of the Company unless the same dividend or distribution with the same record date and payment date shall be declared and paid on all shares of Common Stock; provided, however, that (i) dividends or other distributions payable in shares of Class A Common Stock or rights to acquire shares of Class A Common Stock may be declared and paid to the holders of Class A Common Stock without the same dividend or distribution being declared and paid to the holders of the Class B Common Stock if, and only if, a dividend or other distribution payable in shares of Class B Common Stock, or rights to acquire shares of Class B Common Stock, as applicable, are declared and paid to the holders of Class B Common Stock at the same rate and with the same record date and payment date; and (ii) dividends or other distributions payable in shares of Class B Common Stock or rights to acquire shares of Class B Common Stock may be declared and paid to the holders of Class B Common Stock without the same dividend or distribution being declared and paid to the holders of the Class A Common Stock if, and only if, a dividend or other distribution payable in shares of Class A Common Stock, or rights to acquire shares of Class A Common Stock, as applicable, are declared and paid to the holders of Class A Common Stock at the same rate and with the same record date and payment date.

(c) If the Company in any manner subdivides or combines (including by reclassification) the outstanding shares of Class A Common Stock or Class B Common Stock, then the outstanding shares of all Common Stock will be subdivided or combined in the same proportion and manner.

3. Liquidation Rights. In the event of a Liquidation Event, upon the completion of the distributions required with respect to any Preferred Stock that may then be outstanding, the remaining assets of the Company legally available for distribution to stockholders, or consideration payable to the stockholders of the Company, in the case of an Acquisition constituting a Liquidation Event, shall be distributed on an equal priority, pro rata basis to the holders of Class A Common Stock and Class B Common Stock (and the holders of any Preferred Stock then outstanding, if and to the extent required by the Articles of Incorporation), unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and a majority of the outstanding shares of Class B Common Stock, each voting separately as a class (in addition to any vote or consent of the holders of any Preferred Stock then outstanding, if and to the extent required by the Articles of Incorporation); provided, however, for the avoidance of doubt, compensation pursuant to any employment, consulting, severance or other compensatory arrangement to be paid to or received by a person who is also a holder of Class A Common Stock, Class B Common Stock or Preferred Stock does not constitute consideration or a “distribution to stockholders” in respect of the Class A Common Stock, Class B Common Stock or Preferred Stock.

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4. Voting Rights.

(a) Class A Common Stock. Each holder of shares of Class A Common Stock shall be entitled to one (1) vote for each share thereof held.

(b) Class B Common Stock. Each holder of shares of Class B Common Stock shall be entitled to thirty (30) votes for each share thereof held.

(c) Voting Generally. Except as required by law or as otherwise set forth herein, the holders of Preferred Stock, Class A Common Stock and Class B Common Stock shall vote together and not as separate series or classes. Except as otherwise required by applicable law or as otherwise set forth herein, holders of Class A Common Stock and Class B Common Stock, as such, shall not be entitled to vote on any amendment to the Articles of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Articles of Incorporation or applicable law.

(d) Class B Common Stock Protective Provisions. Notwithstanding anything herein to the contrary, so long as any shares of Class B Common Stock remain outstanding, the Company shall not, without the approval by vote or written consent of the holders of a majority of the outstanding shares Class B Common Stock, voting together as a separate class, directly or indirectly, or whether by amendment, or through merger, recapitalization, consolidation or otherwise:

(i) amend, alter, or repeal any provision of the Articles of Incorporation or the bylaws of the Company (as amended and/or restated from time to time, the “Bylaws”) in a manner that modifies the voting, conversion or other powers, preferences, or other special rights or privileges, or restrictions of the Class B Common Stock;

(ii) reclassify any outstanding shares of Class A Common Stock into shares having rights as to dividends or other distributions, or liquidation, that are senior to the Class B Common Stock or the right to more than one vote for each share thereof;

(iii) issue any shares of Preferred Stock having the power (whether exclusive or shared) to vote, or direct the voting of such shares by proxy, voting agreement or otherwise, equal or superior to the Voting Control; or

(iv) issue any additional shares of Class B Common Stock or other securities convertible into shares of Class B Common Stock, except for the issuance of Class B Common Stock issuable upon a dividend or other distribution payable in accordance with Section 2(b) of this Part D of Article IV.

5. Optional Conversion.

(a) Optional Conversion of the Class B Common Stock.

(i) At the option of the holder thereof, each share of Class B Common Stock shall be convertible, at any time or from time to time, into one fully paid and nonassessable share of Class A Common Stock as provided herein.

(ii) Each holder of Class B Common Stock who elects to convert the same into shares of Class A Common Stock shall surrender the certificate or certificates therefor (if any), duly endorsed, at the office of the Company or any transfer agent for the Class B Common Stock, and shall give written notice to the Company at such office that such holder elects to convert the same and shall state therein the number of shares of Class B Common Stock being converted. Such conversion shall be deemed to have been made immediately prior

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to the close of business on the date of such surrender of the certificate or certificates representing the shares of Class B Common Stock to be converted, or, if the shares are uncertificated, immediately prior to the close of business on the date that the holder delivers notice of such conversion to the Company’s transfer agent and the person entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Class A Common Stock at such time.

6. Automatic Conversion.

(a) Automatic Conversion of the Class B Common Stock. Each share of Class B Common Stock shall automatically be converted into one fully paid and nonassessable share of Class A Common Stock upon a Transfer, other than a Permitted Transfer, of such share of Class B Common Stock. Such conversion shall occur automatically without the need for any further action by any holder of such share and whether or not the certificate(s) representing such share (if any) are surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Class A Common Stock issuable upon such conversion unless the certificates evidencing such shares of Class B Common Stock to be so converted are either delivered to the Company or its transfer agent as provided below, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates. Upon the occurrence of such automatic conversion of the Class B Common Stock, the holders of the shares of Class B Common Stock so converted shall surrender the certificate(s) representing such shares (if any) at the office of the Company or any transfer agent for the Class A Common Stock.

(b) Final Conversion. On the Final Conversion Date, each issued share of Class B Common Stock shall automatically, without any further action, convert into one share of Class A Common Stock. Following the Final Conversion Date, the Company may no longer issue any additional shares of Class B Common Stock. Such conversion shall occur automatically without the need for any further action by the holders of such shares and whether or not the certificate(s) representing such share (if any) are surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Class A Common Stock issuable upon such conversion unless the certificates evidencing such shares of Class B Common Stock to be so converted are either delivered to the Company or its transfer agent as provided below, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates. Upon the occurrence of such automatic conversion of the Class B Common Stock, the holders of the shares of Class B Common Stock so converted shall surrender the certificate(s) representing such shares (if any) at the office of the Company or any transfer agent for the Class A Common Stock.

(c) Procedures. The Company may, from time to time, establish such policies and procedures relating to the conversion of Class B Common Stock to Class A Common Stock and the general administration of this dual class stock structure, including the issuance of stock certificates (or the establishment of book-entry positions) with respect thereto, as it may deem reasonably necessary or advisable, and may from time to time request that holders of shares of Class B Common Stock furnish certifications, affidavits or other proof to the Company as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Secretary of the Company as to whether a Transfer results in a conversion to Class A Common Stock shall be conclusive and binding.

(d) Immediate Effect. In the event of a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to this Section 6 of Part D of Article IV, such conversion(s) shall be deemed to have been made at the time that the Transfer of shares occurred or immediately upon the Final Conversion Date, as applicable. Upon any conversion of Class B Common Stock to Class A Common Stock, all rights of the holder of shares of Class B Common Stock shall cease and the person or persons in whose names or names the certificate or certificates (or book-entry position(s)) representing the shares of Class A Common Stock are to be

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issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock.

7. Redemption. The Common Stock is not redeemable.

8. Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of the Class B Common Stock, as applicable, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock; and if at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the conversion of all then-outstanding shares of Class B Common Stock, as applicable, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Class A Common Stock to such numbers of shares as shall be sufficient for such purpose.

9. Prohibition on Reissuance of Shares. Shares of Class B Common Stock that are acquired by the Company for any reason (whether by repurchase, upon conversion, or otherwise) shall be retired in the manner required by law and shall not be reissued as shares of Class B Common Stock or otherwise.

V.

For the management of the business and for the conduct of the affairs of the Company, and in further definition, limitation and regulation of the powers of the Company, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

A. Board of Directors.

1. Generally. Except as otherwise provided in the Articles of Incorporation or the NRS, the business and affairs of the Company shall be managed by or under the direction of the Board of Directors. The number of directors that shall constitute the Board of Directors shall be fixed exclusively by resolution(s) adopted by the Board of Directors; provided, however, that, notwithstanding the foregoing, until the Final Conversion Date, the number of directors that shall constitute the whole Board of Directors may also be fixed by a resolution approved by the affirmative vote of the holders of a majority of the voting power of the Class A Common Stock and Class B Common Stock, voting together as a single class.

2. Election.

(a) Directors shall be elected at each annual meeting of the stockholders to hold office until the next annual meeting.

(b) No stockholder entitled to vote at an election for directors may cumulate votes.

(c) Notwithstanding the foregoing provisions of this section, each director shall serve until his successor is duly elected and qualified or until his or her earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

(d) Election of directors need not be by written ballot unless the Bylaws so provide.

(e) Advance notice of nominations for the election of directors or proposals or other business to be considered by stockholders, which are made by any stockholder of the Company, shall be given in the manner and to the extent provided in the Bylaws.

3. Removal of Directors. Subject to any limitations imposed by applicable law, removal of any director(s) shall be as provided in NRS 78.335.

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4. Vacancies. Subject to any limitations imposed by applicable law and subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall be filled by the affirmative vote of (a) a majority of the directors then in office, even though less than a quorum of the Board of Directors, or by the sole remaining director, or (b) if such vacancy is created prior to the Final Conversion Date, the holders of a majority of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.

5. Preferred Directors. Notwithstanding anything herein to the contrary, during any period when the holders of any series of Preferred Stock, voting separately as a series or together with one or more series, have the right to elect additional directors, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Company shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions; and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, resignation, retirement, disqualification or removal. Except as otherwise provided by the Board of Directors in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected or appointed to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate and the total authorized number of directors of the Company shall be reduced accordingly.

B. Stockholder Actions. Following the Final Conversion Date (i) no action shall be taken by the stockholders of the Company except at an annual or special meeting of stockholders called in accordance with the Bylaws and (ii) no action shall be taken by the stockholders by written consent. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Company shall be given in the manner provided in the Bylaws. Prior to the Final Conversion Date, any action required or permitted to be taken by the stockholders of the Company at a meeting may be effected by consent in writing, by remote communication or electronic transmission of such stockholders in compliance with NRS 78.320.

C. Bylaws. Subject to the restrictions of Section 4(d) of Part D of Article IV, the Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws. The stockholders shall also have power to adopt, amend or repeal the Bylaws; provided, however, that, any time after the Final Conversion Date, in addition to any vote of the holders of any class or series of stock of the Company required by law or by the Articles of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.

D. Special Meetings of Stockholders. Special meetings of the stockholders (a) may be called, for any purpose as is a proper matter for stockholder action under the NRS, by (i) the Chairperson of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), and (b) until the Final Conversion Date, shall be called, for any purpose as is a proper matter for stockholder action under the NRS, by the Secretary of the Company upon the written request of stockholders of record entitled to cast not less than a majority of the votes at such special meeting, provided that such written request is in compliance with the Bylaws.

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VI.

A. The liability of the directors and officers of the Company shall be eliminated or limited to the fullest extent permitted under applicable law, including the NRS. Without limiting the effect of the preceding sentence, if applicable law is amended after approval by the stockholders of this paragraph A of Article VI to authorize corporate action further eliminating or limiting the liability of directors and officers, then the liability of a director or officer of the Company shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.

B. To the fullest extent permitted by applicable law, including the NRS and as may be provided for by the Company in the Bylaws or by agreement, the Company may provide indemnification of (and advancement of expenses to) directors, officers, and other agents of the Company (and any other persons to which applicable law permits the Company to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise. If applicable law is amended after approval by the stockholders of this paragraph B of Article VI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director to the Company shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.

C. Any repeal or modification of this Article VI shall only be prospective and shall not affect the rights under this Article VI in effect at the time of the alleged occurrence of any action or omission to act giving rise to liability.

D. Unless the Company consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of the State of Nevada in Clark County, Nevada (the “Nevada Court”) shall be the sole and exclusive forum for the following types of actions or proceedings under Nevada statutory or common law: (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action or proceeding asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee of the Company or any stockholder to the Company or the Company’s stockholders; (iii) any action or proceeding asserting a claim against the Company or any current or former director, officer or other employee of the Company or any stockholder arising pursuant to any provision of the NRS, the Articles of Incorporation or the Bylaws (as each may be amended from time to time); (iv) any action or proceeding to interpret, apply, enforce or determine the validity of the Articles of Incorporation or the Bylaws (including any right, obligation or remedy thereunder); (v) any internal action (as defined in NRS 78.046) and any action or proceeding as to which jurisdiction of the District Courts of the State of Nevada is conferred by NRS Title 7; and (vi) any action asserting a claim against the Company or any director, officer or other employee of the Company or any stockholder, governed by the internal affairs doctrine, in all cases to the fullest extent permitted by law and subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. This Article VI shall not apply to suits brought to enforce a duty or liability created by the Securities Exchange Act of 1934 or any other claim for which the federal courts have exclusive jurisdiction.

E. Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause or causes of action arising under the Securities Act of 1933, as amended, including all causes of action asserted against any defendant named in such complaint. For the avoidance of doubt, this provision is intended to benefit and may be enforced the Company, its officers and directors, the underwriters to any offering giving rise to such complaint, and any other professional entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the offering.

F. To the fullest extent not inconsistent with any applicable U.S. federal laws, any and all “internal actions” (as defined in NRS 78.046) must be tried in a court of competent jurisdiction (subject to the provisions of Parts D and E of this Article VI) before the presiding judge as the trier of fact and not before a jury. This Part F of Article VI shall conclusively operate as a waiver of the right to trial by jury by each party to any such internal action.

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~~F~~G. Any person or Entity holding, owning or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and to have consented to the provisions of this Article VI.

VII.

A. The Company reserves the right to amend, alter, change or repeal any provision contained in ~~these~~the Articles of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B of this Article VII and subject to the restrictions of Section 4(d) of Part D of Article IV, and all rights conferred upon the stockholders herein are granted subject to this reservation.

B. Notwithstanding any other provisions of ~~these~~the Articles of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote required by law or by ~~these~~the Articles of Incorporation, after the Final Conversion Date, the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, and VII.

C. Notwithstanding anything to the contrary in the Articles of Incorporation or the Bylaws, the Company is hereby specifically allowed to make any distribution that otherwise would be prohibited by NRS 78.288(2)(b).

D. At such time, if any, that the Company becomes a “resident domestic corporation” (as defined in NRS 78.427), the Company shall not be subject to, and hereby expressly elects not to be governed by, any of the provisions of NRS 78.411 to 78.444, inclusive, or any successor statutes thereto.

VIII.

A. To the fullest extent permitted by law, each and every natural person, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of the capital stock of the ~~Corporation~~Company shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (i) the Articles of Incorporation, (ii) the Bylaws and (iii) any amendment to the Articles of Incorporation or the Bylaws enacted or adopted in accordance with the Articles of Incorporation, the Bylaws and applicable law.

B. If any provision or provisions of the Articles shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of the Articles of Incorporation (including, without limitation, each portion of any paragraph of the Articles of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of the Articles (including, without limitation, each such portion of any paragraph of the Articles containing any such provision held to be invalid, illegal or unenforceable) shall be construed (a) so as to permit the ~~Corporation~~Company to protect its directors, officers, employees and agents from personal liability in respect of their good faith service or (b) for the benefit of the ~~Corporation~~Company to the fullest extent permitted by law.

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